Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AGM Group Holdings Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Bo Zhu, Chief Executive Officer, Chief Strategy Officer and Director of the Company, certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

AGM Group Holdings Inc.

Dated: June 18, 2024	By:	/s/ Bo Zhu
Bo Zhu Chief Executive Officer, Chief Strategy Officer and Director
(Principal Executive Officer and Principal Financial Officer)